Subordinated indebtedness	9 Months Ended
Jul. 31, 2019
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Subordinated indebtedness

Note 7.    Subordinated indebtedness

On June 19, 2019, we issued $1.5 billion principal amount of 2.95% Debentures (subordinated indebtedness). The Debentures bear interest at a fixed rate of 2.95% per annum (paid semi-annually) until June 19, 2024, and at the three-month Canadian dollar bankers’ acceptance rate plus 1.18% per annum thereafter (paid quarterly) until maturity on June 19, 2029.